EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of IMPSAT Fiber Networks, Inc. (the “Registrant”) on Form 10-K for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ricardo A. Verdaguer, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date: March 30, 2004

/s/ Ricardo A. Verdaguer

Ricardo A. Verdaguer President and Chief Executive Officer